INTERNATIONAL EQUITY FUND
EMERGING MARKET FUND

Annual Report
December 31, 1999
We pick the talent. You reap the results

INTERNATIONAL EQUITY FUND
EMERGING MARKET FUND

Annual Report
December 31, 1999


TABLE OF CONTENTS

	Begins
	on Page
Letter to Shareholders.............	1
The Managers Funds Performance..........3
Complete performance table for all of The Managers Funds
As of December 31, 1999
Investment Manager's Comments..........4
Discussion of investment results during the year and cumulative total return graphs versus relevant indices

Summary of Industry Weightings and Top Ten Holdings..14
Side by side comparison of the Funds' sector breakdown and top ten holdings
Summary of country Allocations..15
Side by side comparison of the Funds' country breakdown
Schedules of Portfolio Investments..16
Detailed portfolio listings by security trpe and industry sector, as valued at December 31, 1999
Financial Statements
Statements of Assets and Liabilities..24
Fund balance sheets, Net Asset Value (NAV) per share computation and Cumulative undistributed amounts
Statements of Operations..25
Detail of sources of income, fund expenses, and realized and unrealized gains (losses) during the year
Statements of Changes in Net Assets..26
Detail of changes in funds assets and distributions to shareholders for the past two years
Financial Highlights..27
Historical net assets values, distributions, total returns, expense ratios, turnover ratios and net assets
Notes to Financial Statements..29
Accounting and distribution policies, details of agreements and transactions with fund management and description of certain investment risks
Report of Independent Accountants..33

Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank.
Shares of the funds are not federally insured by the Federal Deposit Insurance Corp., the Federal Reserve
Board, or any governmental agency.




Dear Fellow Shareholder:
	From an investment standpoint, 1999 was
among the most diverse years of the century.
While the NASDAQ Composite Index returned more than 86% for the year, the largest ever calendar year return for any broad U.S. stock index, there were significant portions of the financial markets that actually diminished in value during the year. For example, the S&P
500 and the Russell 2000 indices soared to record highs despite the fact that roughly half of the stocks in those indices lost value during the year. Medium and long-term domestic and international developed markets bonds also went down in price in 1999 due to a steady rise in interest rates. Meanwhile, emerging markets stocks and bonds soared as investors' confidence in the recovery of these markets improved.

	The performance of the various funds
within The Managers Funds family reflects the wide divergence of opportunities during 1999 and affirmed that we are indeed providing a diversified offering of investments. I am pleased to report that the vast majority of our Funds met or exceeded our expectations of real returns and performance relative to our competitors. In addition, our Funds, when viewed as a balanced portfolio, provided exceptional returns this past year; in fact better than any year in our fifteen-year history.

	We are living in a truly extraordinary
period of economic prosperity.  The U.S.
economy continued to grow in 1999, on its way to becoming the longest and strongest economic expansion in United States history. This expansion, like many in the past, is a result of a virtuous cycle of inter-related factors such as improvements in productivity, a high employment rate, low interest rates, a low rate of inflation, high consumer confidence, a high rate of consumer spending, a high rate of business investment and, importantly, a relatively peaceful planet. What set this expansion apart are technological and capital market advances that have enabled businesses to improve their decision-making and reduce their risk. Improvements in all aspects of production have enabled businesses to shorten the time it takes to bring new ideas to market and reduce inventories to a fraction of what was previously necessary. Many businesses have been able to implement just-in-time inventory management practices that virtually eliminate inventory. The obvious advantage to this is the cost savings, but the more profound effect on the economy is the reduction of risk.
Business managers do not need to predict the demand for their products as far into the future as before. They do not have to purchase raw materials and begin production schedules months in advance of expected demand. Thus, they are much less apt to over-produce or under-produce, which has typically been a significant factor in causing boom and bust economic cycles.

	In cases where technology alone cannot
reduce risk, the development of the capital markets has enabled business managers to diversify and hedge some of the risks inherent in their businesses. Global and international businesses can hedge against the possibility of currency movements wiping out profits. Farmers can insure themselves against adverse price changes in their crops or even adverse weather conditions. With futures contracts and other financial instruments, transportation companies can create for themselves more stable energy prices. The development of mortgage and asset-backed securities has enabled financial institutions to offer more loans without having to take on more risk. All these developments have effectively lowered the cost of doing business, enabled businesses to expand further and faster than ever before and increased the available supply of goods and services. Thus, despite growing demand, prices have remained somewhat stable and our standard of living has improved.

	Because the virtuous cycle currently
remains in place, most indicators point to continued prosperity for the U.S. economy.
While the aforementioned developments have smoothed the business cycle and enabled businesses to diversify risk, they have also enabled some participants to take on more risk.
In addition, most of these factors have been instrumental in increasing competition. While increased competition is generally good for consumers and the economy as a whole, it is an added challenge for business leaders and investors. It increases the cost of bad decisions and inefficient operations. As businesses have become more competitive and information has become more available, intelligence and sound judgement has become more important.

	Business leaders and investors are forced to make quicker, more complex decisions every day. Investment results in 1999 proved that despite a broadly healthy economy there can be a wide disparity between the top tier and the also-rans. For these reasons, we at The
Managers Funds continue to believe that the best investment strategy is to identify and hire experienced investment managers who focus their energy and demonstrate intelligence, sound judgment and discipline. Although we cannot expect to match the exceptional returns we achieved in 1999 every year, we will always seek to capitalize on opportunities as they arise.


	The following report contains discussions of each Fund's 1999 performance along with a listing of the investment portfolios, financial statements, and the report of independent accountants. On the following page you'll find a performance summary for all of The Managers
Funds as of December 31, 1999.

	Should you have any questions about this report, or if you'd like to receive a Prospectus and additional information, including fees and expenses, for any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our website at www.managersfunds.com. As always, please read the Prospectus carefully before you invest or send money. The Managers Funds are distributed by The Managers Funds LLC.

	We thank you for your continued
investment in The Managers Funds.

Sincerely,



Peter M. Lebovitz
President



The Managers Funds Performance (unaudited)
All periods ending December 31, 1999
 Average Annual Total Returns*

			Since		Inception
	Morningstar
Equity Funds:			1 Year
	3 Years		5 Years		10
Years		Inception		Date
	Rating**
Income Equity			4.15%	0.00%
	13.96%	0.00%	18.41%	0.00%
	12.61%	0.00%	14.45%		Oct.
'84		PPP
Capital Appreciation			103.02%
	0.00%	53.28%	0.00%	40.43%	0.00%
	24.65%	0.00%	21.98%		Jun.
'84		PPPPP
Special Equity			54.11%	0.00%
	24.33%	0.00%	26.28%	0.00%
	18.39%	0.00%	18.02%		Jun.
'84		PPPP
International Equity			25.28%
0.00%	16.72%	0.00%	15.83%	0.00%	12.57%
	0.00%	14.81%		Dec. '85		PPPP
Emerging Markets
	Equity		90.06%		__
	__		__		22.60%
	Feb. '98		N/A


Income Funds:
Short & Intermediate
	Bond		2.21%	0.00%	4.45%	0.00%	6.53%
	0.00%	6.28%	0.00%	7.79%		Jun. '84
	PPPP
Bond			3.66%	0.00%	5.74%	0.00%
	10.19%	0.00%	8.79%	0.00%	10.28%
	Jun. '84		PPPP
Global Bond			(9.97)%		2.46%
	0.00%	5.97%		__		4.89%
	Mar. '94		P
Money Market			4.89%	0.00%	5.16%
	0.00%	5.28%	0.00%	4.81%	0.00%	5.82%
	Jun. '84		N/A

Past performance is not a guarantee of future
results.  Investment returns and principal
value of mutual fund shares will fluctuate so
that the redemption price may be more or less
than the original purchase price.  For a
prospectus including fees and expenses, please
visit our website at www.managersfunds.com, or
call The Managers Funds at (800) 835-3879 or
your investment adviser.  Read the prospectus
carefully before you invest.
*	Total return equals income yield plus
share price change and assumes reinvestment of all dividends and capital gain distributions.
Returns are net of fees and may reflect fee waivers or the reimbursement of fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions.
 Returns for periods greater than one year are annualized.

**	Morningstar proprietary ratings reflect
risk-adjusted performance through 12/31/99 and are subject to change every month. The ratings are by asset class and are calculated from the Funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds rated, other than the International Equity
Fund, was rated against 3,487, 2,198 and 788 equity funds, the International Equity Fund was rated against 1,114, 648 and 133 international equity funds, and each of the Income Funds was rated against 1,628, 1,232 and 397 taxable fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5%
receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.



Managers International Equity Fund (the "Fund"), managed by The Managers Funds LLC since its inception in 1985, seeks long-term capital appreciation through investment in non-U.S.
equity securities. The Managers Funds currently utilizes two independent sub-advisors who each manage approximately half of the total portfolio:
William Holzer of Scudder Kemper Investments,
Inc., (formerly Scudder, Stevens & Clark, Inc.)
("Scudder"), hired in December 1989, and John
Reinsberg, of Lazard Asset Management ("Lazard"), who was hired in January 1995.

The Portfolio Managers
William ("Willie") Holzer can be described as a "top down" thematic investor. He views the world as a single global economy as opposed to a collection of separate country economies. Willie focuses his efforts by first developing global investment themes which target the fastest growing or most profitable segments of the global economy. Themes are typically long lived, three or more years, and are developed through the course of business; discussions with company managements or government officials, fundamental and economic analysis, and the tracking of economic, financial and demographic trends.
Willie then works with the large group of global securities analysts at Scudder to identify the companies which will potentially benefit from the effects of the themes. These companies will necessarily have attractive fundamentals and reasonable valuations, along with strong company management.

Willie also believes that it is important to distinguish between three types of companies:
Domestic companies are those which produce, sell and raise capital all in their home country;
International companies are those which produce at home, but sell their products and raise capital anywhere in the world; Global companies are those which produce, sell and raise capital anywhere. Willie will invest in any of these types in order to capitalize on a theme, however, he prefers global companies which generally have the flexibility and resources to exploit global trends. Thus, his portfolio tends to be heavily weighted in large capitalization, multi-national companies. In addition, his portfolio will tend to be concentrated in the developed markets, with only a small portion invested in companies domiciled in less developed or "emerging" markets. However, companies in the portfolio, while domiciled in developed markets, may have operations or distribution in the emerging markets. Given the long-term nature of the themes, his rate of turnover is relatively low and typically in the 40% to 50% annual range.

John Reinsberg, of Lazard, pursues what is referred to as a "bottom up" value approach. The portfolio managers and analysts at Lazard focus on individual stocks that they believe are financially productive and inexpensively priced.
In order to correctly determine what is
inexpensive, they analyze the financial
statements in the local language, and refigure the accounting in order to make comparisons across countries and industries. This rigorous accounting validation, performed by a large staff of multi-lingual analysts is one of the keys to Lazard's approach.

John and his team visit and analyze the
management and operations of the worthwhile candidates. In purchasing undervalued securities it's important to distinguish companies which will improve their valuation from those which are likely to stay at low valuations. John's goal is to find and invest in companies which are creating value. Value creation can come from improving operations or distribution channels, restructuring management, acquisitions, divestitures, or exploiting new markets.

Country and industry allocation are the result of stock selection, although John manages the structure in order to maintain a reasonable diversification. Given his preference for full and accurate financial disclosure, John tends to have only minimal investments in emerging markets. Although it is improving, financial recording and accounting practices in less developed countries are erratic. As is typical of a value oriented investor, John's portfolio turnover rate is also relatively low and tends to be in a range of 20% to 30% annually.

Some thoughts about currencies.
One of the additional risks of investing in foreign companies is the risk that foreign currency devaluations will decrease the value of your investment when translated back to U.S.
Dollars. This risk can also work in reverse and increase the value of your investment. Currency movements are no less difficult to predict than the direction of interest rates; in fact they are related. One of the benefits of international investing is the diversification benefit gained from the difference in return patterns (lower correlation of returns) that foreign stock markets have with U.S. stocks. Much of this differentiation comes from currency movements.
This is a long way of saying that much of the diversification benefit of international investing is a result of currency fluctuations.

For this reason, the portfolio managers of the Fund do not, as a policy, hedge all foreign currency exposure in the portfolio back to U.S.
Dollars. In fact, both managers use currency hedges sparingly. Here's why: First, as previously mentioned, it is difficult to predict currency movements, and neither manager believes he can consistently add value by timing currencies. Secondly, the currency exposure of the portfolio is not necessarily reflected in the country allocation. Most of the companies in the portfolio are global companies that may have assets in, and certainly derive revenues from a variety of countries in a variety of currencies.
Hence, determining the appropriate hedge ratio would be extremely difficult. We and the managers together believe that the portfolio is well diversified in currencies, and would not benefit from a policy of active hedging or currency management. That said, there are periods when, if the managers believe there is particular risk of volatility in a certain currency, they will use forward foreign exchange contracts to hedge all or a portion of the currency exposure.

The Year in Review
The Fund provided a total return of 25.3% during 1999 while the Morgan Stanley Capital
International - Europe Australasia Far East Index
(EAFE) returned 27.0%.

Foreign stocks performed very well in 1999, and the strength was geographically broad, with almost all countries participating. Although the newly created European Currency (Euro) fell in value by more than 14% relative to the U.S.
Dollar, it can be argued that the unification of currencies was a success. First of all, there were no major financial disruptions as a result of the conversion, and secondly it seems to be creating a more economically united Europe, as evidenced by the increasing number of cross-border mergers during the year. Far Eastern markets were particularly strong, as they benefited from a recovery in Japan and stable to rising currencies. Much of the rise in foreign stock prices took place in the fourth quarter as investors began to anticipate few Y2K problems and celebrate the loose monetary policies leading up to the year-end. As in the U.S., investors were especially drawn to technology and communications companies' stocks during the fourth quarter.

The Fund performed satisfactorily during the year, but failed to fully capitalize on the fourth quarter rally due to a conservative stance with regards to the highly valued technology and telecommunications stocks. In a continuation from 1998, the managers added to the portfolio's positions in Japan throughout the year while trimming the European holdings. This was beneficial as Japanese stocks improved during the first half while the European markets and currencies were comparatively sluggish. Most of the added Japanese positions were in sectors other than technology and communications although a few of the Fund's best performing positions were from those sectors. Both managers, for instance, purchased selective Japanese financial stocks which benefited from a strengthening yen and some increased, albeit still-cautious, investor confidence. Although the banking institutions performed well, the most profitable of the financial positions were the securities companies such as Daiwa Securities and Nikko
Securities, which rose more than 350% during the year.

While the developed international markets struggled during the second quarter, the portfolio's positions in basic materials producers performed well, as they were buoyed by a strong recovery of the emerging markets.
Because the Fund is primarily oriented toward developed markets, its direct exposure to emerging markets companies is limited.
Approximately half of the Fund's gain for the year, and most of the benchmark's gain was accomplished during the fourth quarter as markets around the globe moved higher in response to improving economic performance, an increase in merger activity and strong expectations for growth in technology and communications businesses. Thus, the best performing stocks were high tech and telecom shares such as Japan's
Sony and NTT Mobile Communications, which jumped
98% and 95%, respectively, in the fourth quarter alone. Likewise, Spain's Telefonica appreciated
58%, and Finland's Sonera Oyj returned a hefty
135% during the fourth quarter. Despite these gains, the Fund actually underperformed the benchmark due to a relatively low allocation in these sectors. Most notably, the Fund did not own any Nokia shares during the quarter, which not only surged 100%, but also became Europe's largest stock by market value during the quarter.

As in the U.S., the international markets experienced a wide divergence of performance between growth and value stocks in 1999. While both of our managers are clearly seeking companies whose earnings are likely to grow in the future, their valuation conscious investment philosophies cause them to be skeptical of the sky high expectations that are imbedded in the prices of many growth stocks today. This is not to suggest that they have or will avoid all of these stocks, but rather that they have and will be selective and diversify into undervalued and low expectations holdings.

Looking Forward
Among the reasons that traditional companies may have underperformed the "new economy" companies over the past year and a half could be, as Willie
Holzer notes, that these companies are "caught between the pincers of technology driven deflation from above, and from below, the higher commodity prices that result from both consolidation amongst raw materials producers and higher global GDP growth." Thus, he has positioned his portfolio in somewhat of a barbell. "At one end, our barbell is predicated on growth in the technology sector and the rollout of the internet. At the other end, we focus on restructuring and consolidation amongst commodity producers such as oil and mining companies. We have avoided those sectors and industries caught in the squeeze described above."

Going forward, the team at Scudder will seek to focus the portfolio upon three principal themes.
"The Empowered Consumer," theme seeks to capitalize on the increasing benefits of technology to consumers that results in price arbitrage and more efficient ordering and delivery systems. Canal Plus, Sony, and recently added Sonera Oyj are examples of companies within this theme.
"Virtuality" is a theme targeted to identifying companies that gain competitive advantage by retaining their highest value added operations and outsourcing all other activities. Similar to these companies are the "Ultimate
Subcontractors," which are companies that are the lowest cost producers and are thus able to retain profitability and market share in both expanding and declining pricing environments.

In addition, the "Darkside Restructuring" theme remains significant in the portfolio and relevant as tax reform in Germany and corporate restructuring in Japan continue to improve global competitiveness.

At Lazard, John Reinsberg will continue to concentrate on finding value within individual stocks with a particular eye toward identifying corporate change. Given the increased level of cross border corporate merger and restructuring activity across all industries, there is plenty of potential. However, not all restructurings are good restructurings. As John Reinsberg recently noted, "for M&A, restructuring and divestitures to make a difference, they must ultimately lead to higher sustainable profitability. Rather than fawning excitement over the last publicity generating corporate action, a thorough examination of the individual companies and agreements is crucial to determining which actions will produce real financial productivity."


The Managers International Equity Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

 The MSCI EAFE Index ("EAFE") is compiled by
Morgan Stanley Capital International. It consists of over 1000 large, publicly traded stocks from 20 countries of Europe
Australia and the Far East. The Index assumes reinvestment of dividends.

 This chart compares a hypothetical $10,000 investment made in Managers
International Equity Fund on December 31, 1989, to a $10,000 investment made in the EAFE for the same period. Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten years between the International Equity Fund and the MSCI EAFE Index]




This table shows the average annual total returns for Managers International
Equity Fund and the MSCI EAFE Index for the one-year, five-year and ten-year periods through
December 31, 1999.


   AVERAGE ANNUAL TOTAL RETURNS
             ANNUALIZED
----------------------------------------
  ONE YEAR       FIVE YEARS      TEN YEARS
    --------      -----------       ---------

Managers International Equity Fund     25.28%
15.83%             12.57%
EAFE Index  26.96%  12.83%        7.01%



Managers Emerging Markets Equity Fund
Managers Emerging Markets Equity Fund (the
"Fund"), managed by The Managers Funds LLC since its inception in February 1998, seeks long-term capital appreciation through investment in companies within countries considered to be emerging or developing by the World Bank or the United Nations. The Managers Funds utilizes an independent sub-advisor to manage the assets of the portfolio. Ken King of Rexiter Capital
Management ("Rexiter"), hired at the Funds inception, currently manages the entire portfolio.

The Portfolio Manager
Ken King's investment strategy is to earn investment return and manage investment risk by analyzing and actively managing country and industry exposure in the portfolio, and investing in companies within the targeted country and industry ranges which demonstrate strong but, most importantly, profitable earnings growth.

Country Allocation
Through years of experience analyzing and investing in emerging markets, Ken King has come to the belief that the political, economic and financial health of countries within the emerging markets is essential to the success of the companies domiciled within them. In addition, King believes that emerging markets are inefficient in the technical sense that past behavior contains information about future behavior. Individually, they are highly volatile. They regularly and predictably overshoot fair value and then, in relatively short periods, revert towards the mean. Market capitalization weighted indices fail to recognize this; the markets that have risen most take on a larger index weight just as it becomes increasingly likely that they will underperform.
Poorly performing markets will have a reduced index weight just as the chance of relative outperformance increases. Market capitalization weighted indices thus encourage managers to chase markets and expose portfolios to the risk of being "whipsawed." This reduces returns and increases volatility.

Because of this, Rexiter uses a fixed-weight index to define its neutral position. Rexiter splits the markets into two groups: Top tier are the twelve most liquid markets (countries) and bottom tier are all other eligible markets.
Within each tier, all markets are given an equal weight: Top tier markets have a weight of 5.6% so that the neutral allocation in top tier markets is 67% of the portfolio. Bottom tier markets have a weight of 2.6% and make up 33% of the portfolio.

The investment team at Rexiter analyzes
political, economic and market factors for each country and ranks them into favorable, neutral and unfavorable rankings that determine the target allocations within the portfolio. A
"favorable" rating means exposure to a country in the portfolio should match the neutral weight at a minimum. "Unfavorable" should match the neutral weight only at a maximum. A "neutral" ranking implies a band which ranges by 1%-2% on either side of the fixed weight depending on the market's tier. Among the market factors that Rexiter analyzes are the recent performance of each country along with an assessment of the availability of attractively valued stocks.

Stock Selection
The portfolio managers at Rexiter are great believers in stock selection. They believe that the quality of company research in the emerging markets is poor. Many companies in the emerging markets have been very successful at destroying shareholder wealth. Rexiter's research centers on avoiding companies that generate "profitless growth."

After screening the emerging markets universe for minimum capitalization and liquidity parameters, the Rexiter investment team analyzes roughly 300 companies in detail.

In order to identify companies which can and will undergo profitable growth, King Street's research entails:
Studying published accounts and accounting policies for the underlying development of earnings;
Performing a "duPont Analysis" of return on equity;
Analyzing the return on invested capital and the economic value added; and Analyzing the cash flow, capital spending and capital requirements of each company.

The portfolio is thus constructed from both a top down and a bottom up perspective. It will typically have 40 to 60 stocks of companies exhibiting profitable growth, and will typically be very diversified across emerging market countries. Because of the fixed weight benchmark allocation method described above, the portfolio will typically be underweighted relative to the weightings of the largest three or four emerging countries in the capitalization weighted index.
The benchmark for the Fund is the Morgan Stanley
Capital International - Emerging Markets Free
Index ("EMF").

The Year in Review
The Fund provided a total return of 90.1% in 1999, compared with the 66.4% return for the EMF.

After declining in four of the previous five years, emerging markets stocks rebounded to their best annual performance since 1993. Much of this can be attributed to the surprising resurgence in economic activity and the related surge in foreign capital attracted to those regions.
While a little over a year ago, most economists were forecasting at best a long, drawn out recovery for the emerging nations, offering little return on investments for the next few years, the actual recovery so far appears more
"V" shaped and investors have acted accordingly.

The year started in a difficult manner as the emerging markets traded lower in January, led by Brazil, which declined 28% in U.S. Dollar terms, as it devalued its currency by 43%. A continued drop in oil prices also hurt the energy producing countries. Brazil's actions, however, almost immediately achieved their desired effect.
Brazilian exporters posted big gains and the market recovered strongly in February and March.
In addition, a sharp rise in oil prices in March reflated the prospects for many of the oil producing emerging markets.

Although the Fund underperformed its benchmark during the first quarter, the portfolio manager was able to do a significant amount of portfolio restructuring in the volatility, which positioned the Fund well for the rest of the year.

Emerging markets surged during the second quarter as economic reforms in countries such as Korea and Indonesia continued to show positive results.
This unexpectedly quick turnaround buoyed investors' confidence in those and other countries in the Far East.

The Fund's broad country diversification, which led to relatively lower allocations in larger markets such as Brazil, South Africa and Mexico, helped during the second quarter, as these markets underperformed. In addition, the Fund's heavy investment in economically sensitive sectors such as capital goods, energy and basic materials was beneficial.

The third quarter was difficult for both the markets and the Fund. A variety of factors including the impact of the rising yen on emerging Asian nations, earthquakes in Turkey, and concerns about the emerging nations readiness for Y2K sent most emerging markets shares lower.
The Fund outperformed its benchmark during the period, despite a significant underweighting in Greece and India, which both performed well.
Holdings such as Siderca, an Argentine producer of steel, and Samsung, the Korean consumer electronics and computer chip manufacturer, contributed significantly.

As in the developed markets, stocks rose sharply in the emerging markets during the fourth quarter. Gains were broad from a geographical perspective, yet focused from an industry perspective. Technology and telecommunications companies dominated during the fourth quarter, and the Fund's heavy emphasis on telecommunications companies throughout the year, helped it to significantly outperform the benchmark and many of its peers. In addition, the rebound in Turkish shares, which had previously declined due to the earthquakes also contributed. The Fund's top five performing positions during the fourth quarter were either
Turkish, or communications companies, and they all appreciated more than 100% during the quarter. As a group, the portfolio's communications stocks returned 36% in the fourth quarter. Financial holdings also performed well, rising 43%, led by the Turkish bank, Yapi ve
Kredi Bankasi and Housing & Commercial Bank of
Korea.

Going Forward
As the year came to a close, Rexiter began to trim its positions in the best performing sectors and countries, such as telecommunications and Turkey. That said, Rexiter continues to have a positive outlook and meaningful allocations in those areas. Specifically, positions in Yapi ve
Kredi Bankasi, PT Indosat, and Embratel have been reduced.

To serve as an example of what Rexiter looks for in its investments, we asked Ken King to review the thesis behind one of his largest holdings.
With respect to his position in Aksigorta, Ken
King notes the following:

Aksigorta is the largest non-life insurance company in Turkey. That isn't saying much since the insurance market is still under-developed and fragmented. They have a market share of just under 10% and premium income of only about
$150m.. As financial sophistication and wealth increase we expect the underlying market to grow strongly. Aksigorta are well placed to benefit from such a trend due to its relatively strong management, its existing market share and, not least, its position within the Sabanci group, which is one of Turkey's most powerful and influential conglomerates.

The company can also be looked upon as a conglomerate. It owns stakes in other Sabanci companies (mostly a stake in Akbank, one of the biggest banks in Turkey) and has a substantial property portfolio. The value of its stakes in other quoted companies are roughly equal to its current market capitalization, leaving its unquoted portfolio, its property and its insurance business "thrown in for nothing."

The stock has been a stunning success over the last year, appreciating by 10 times in US dollar terms. Hence, despite the fact that we took profits during 1999 the stock is still one of the largest in the portfolio. It fits all our important criteria: healthy market position, good management, reasonable valuation and good growth prospects.

In general, Ken King and the investment team at Rexiter are optimistic about the continued improvement in the emerging economies. Barring a significant setback in the developed markets or other unforeseen event, they believe that the emerging markets are well valued and positioned to perform well in 2000. The portfolio remains well diversified from a geographical standpoint, while it is focused on industries that are the basic building blocks of emerging economies. The portfolio is more than 60% invested in companies within the finance, basic industry, capital goods and communications industries, with meaningful allocations in energy and technology companies.





The Managers Emerging Markets Equity Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

The MSCI EMF Index ("EMF")is compiled
by Morgan Stanley Capital International ("MCSI").
It is a market capitalization-weighted index covering over 1,000 stocks in 25 emerging nations in the Asia/Far East, South
American, Eastern European and
African regions. MSCI designates nations based upon several factors, most importantly per capita GDP. In cases where restrictions on foreign investment exist the EMF index limits its coverage to the opportunity set generally available to foreign investors.

This chart below compares a hypothetical $10,000 invested in Managers
Emerging Markets Equity Fund on February 9, 1998, to a $10,000 investment in the MSCI EMF Index for the same period. Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten months between the Emerging Markets Equity Fund and the MSCI EMF Index]


This table shows the average annual total returns for Managers Emerging Markets
Equity Fund and the MSCI EMF Index for periods of one-year and since the Fund's inception, ending December 31, 1999.


   AVERAGE ANNUAL TOTAL RETURNS
       ANNUALIZED
--------------------------------------
  ONE YEAR       SINCE INCEPTION
    --------        ---------

Managers Emerging Markets Equity Fund     90.06%
22.60%
MSCI EMF Index  66.41%  13.03%



The Managers Funds
Summary of Industry Weighting as of December 31,
1999 (unaudited)
Managers	Managers
International	Emerging Markets
Major Sectors	Equity Fund
Equity Fund
Basic Industries		13.3	%	13.3	%
Capital Goods		6.5		12.8
Communication Services	12.2	22.1
Computer Software	0.0	0.4
Consumer Basics	4.6		4.5
Consumer Durable Goods	9.1	-
Consumer Non-Durables	1.5		1.2
Consumer Services	0.4		-
Energy		4.1	5.7
Entertainment & Leisure	3.4		2.4
Finance		19.8	16.4
General Business	4.9		1.6
Health Care		5.3	3.2
Real Estate		0.5		0.8
Technology		4.9		8.7
Transportation	2.2	-
Utilities		2.0		1.5
Other		5.3		5.4

Managers International Equity Fund
Managers Emerging Markets Equity Fund
	% Fund			% Fund
682150008	868861204	Sony Corp. 	3.8%
Surgutneftegaz Jsc	3.0%
612927905	78440P108	NTT Mobile Communication
SK Telecom Co., Ltd.,
401207907	  Network, Inc.	2.2%
Sponsored ADR	2.9%
Nippon Telegraph &			Aksigorta AS
2.8%
664137007	614697902	  Telephone Corp.
1.9%		Orascom Construction Inds.	2.6%
614469005	680887908	Broken Hill Proprietary
Co., Ltd. 	1.7%		Siliconware Precision
Industries Co.	2.6%
572797900	498674001	Siemens AG	1.7%
Yapi ve Kredi Bankasi AS 	2.5%
680060001	29081N100	Sharp Corp.	1.7%
Embratel Participacoes SA,
686930009	796050888	TDK Corp. 	1.6%
Sponsored ADR 	2.4%
573252905	680597002	Telefonica SA	1.6%
Samsung Electronics Ltd., GDR
666114004	90458E107	Orix Corp., Ltd. 	1.4%
	  representing 1/2 voting Shares*	2.3%
421682006		Alcatel Alsthom 	1.3%
Shin Corp.s Public Co., Ltd.	2.2%
Uniao de Bancos Brasileiros SA,
  (Unibanco), Sponsored GDR	2.1%
*Top Ten Holding at December 31, 1998


The Managers Funds
Summary of Country Allocations Relative to MSCE
Indices (unaudited)


Managers		MSCI
International			EAFE
Country	Equity Fund*		Index
Japan		28.6 			27.4
United Kingdom		19.3 			19.2
France		10.5 			10.3
Germany		9.6 			10.5
Switzerland		4.3 			5.7
Australia		3.4 			2.5
Netherlands		2.9 			5.2
Canada		2.5 			0.0
Spain		2.3 			2.7
Singapore		2.0 			1.1
Sweden		1.5 			2.7
Finland		1.4 			3.0
Italy		1.3 			4.2
Hong Kong		1.0 			2.3
South Africa		1.0 			0.0
Denmark		0.8 			0.8
Brazil		0.7 			0.0
Portugal		0.5 			0.5
U.S.		0.5 			0.0
Belgium		0.0 			0.9
Ireland		0.0 			0.4
Norway		0.0 			0.4
Austria		0.0 			0.1
New Zealand		0.0 			0.1
Cash		5.9 			0.0





Managers
Emerging				MSCI
Markets				EAFE
Country	Equity Fund*		Index
Brazil		10.4 			9.9
Taiwan		9.3 			11.0
Korea		9.2 			13.9
Mexico		7.0 			11.6
Turkey		5.8 			4.1
Hong Kong		5.2 			0.0
Hungary		5.0 			1.2
India		4.0 			8.4
South Africa		3.7 			10.8
Argentina		3.6 			2.1
Poland		3.4 			1.3
Greece		3.4 			6.5
Israel		3.3 			4.1
Philippines		3.2 			1.2
Russia		3.0 			2.5
Egypt		2.6 			0.0
Indonesia		2.3 			1.7
Thailand		2.2 			3.0
Malaysia		1.9 			0.0
Chile		1.8 			3.5
Peru		1.4 			0.7
Croatia		1.3 			0.0
Venezuela		0.9 			0.6
Czech Republic		0.0 			0.6
China		0.0 			0.4
Colombia		0.0 			0.4
Pakistan		0.0 			0.4
Jordan		0.0 			0.1
Cash		6.1 			0.0





Managers International Equity Fund
Schedule of Portfolio Investments

Common Stocks - 94.7%
Basic Industries - 13.3%
Anglo American Platinum Corp., Ltd.,
 ADR (South Africa)	120,476
3,658,772
Aracruz Celulose SA, Sponsored ADR (Brazil)
87,400	 	2,294,250
Asahi Chemical Ind. Co., Ltd. (Japan)	277,000
	1,423,363
Aventis SA (France)	89,482
5,201,058
Barrick Gold Corp. (Canada)	178,400
3,182,404
BASF AG (Germany)	105,688	 	5,429,703
Bayer AG (Germany)	87,326
4,134,487
BOC Group PLC (United Kingdom) 234,853 5,064,430
Broken Hill Proprietary Co., Ltd. (Australia)
901,667	 	11,839,482
Clariant AG, registered shares (Switzerland)
	7,575	 	3,610,767
Compagnie De Saint-Gobain (France)	48,020
9,031,226
Companhia Vale do Rio Doce,
 Sponsored ADR (Brazil)	93,300
2,601,045
Impala Platinum Holdings, ADR (South Africa)
79,100	 	3,198,662
Imperial Chemical Industries
 PLC (United Kingdom)	410,000
4,331,266
Kymmene OY (Finland)	99,740
4,018,922
Noranda, Inc. (Canada)	84,800
1,139,674
Rio Tinto PLC (United Kingdom)	229,290
5,503,730
Shin-Etsu Chemical Co., Ltd. (Japan)	43,000
 	1,851,816
Stillwater Mining Co. (United States)*	114,100
	 	3,636,938
Sumitomo Metal Mining Co. (Japan)*	242,000
	540,041
Teijin, Ltd. (Japan)	1,165,000
	4,298,767
Usinor SA (France)*	88,000
	1,653,262
Viag AG (Germany)	74,136	 	1,359,192
WMC, Ltd. (Australia)	797,600
4,398,446
Total Basic Industries	93,401,703
Capital Goods - 6.5%
Alcatel Alsthom (France)	40,500
	9,301,866
Heidelberger Druckmaschinen AG (Germany)	9,229
	487,154
Holderbank Financiere Glarus AG,
 bearer shares (Switzerland)	2,827
	3,870,414
Ivensys PLC (United Kingdom)	772,000
	4,081,594
National Grid Group PLC (United Kingdom)	400,368
	 	3,046,025
Siemens AG (Germany)	92,504
	11,769,123
Thyssen Krupp AG (Germany)	234,435
	7,143,780
Toshiba Corp. (Japan)	807,000
	6,160,908
	Total Capital Goods	45,860,864
Communication Services - 12.2%
BCE, Inc. (Canada)	70,300
	6,387,146
British Telecommunications
 PLC (United Kingdom)	276,583
	6,701,468
DDI Corp. (Japan)	321	 	4,398,552
Deutsche Telekom AG (Germany)	37,138
	2,644,954
Marconi PLC (United Kingdom)	241,133
	4,253,364
Nippon Telegraph & Telephone Corp. (Japan)
	773	 	13,240,188
NTT Mobile Communication
 Network, Inc. (Japan)	402	 	15,463,052
Portugal Telecom SA (Portugal)	242,600
	2,661,331
Portugal Telecom SA (Portugal)	93,700
	1,027,893
Sonera Oyj (Finland)	65,400
	4,483,179
Swisscom AG (Switzerland)	8,268
	3,343,963
Tele Danmark A/S (Denmark)	77,000
	5,721,149
Telecom Italia SpA (Italy)*	310,400
	1,891,722
Telefonica SA (Spain)*	439,263
	10,973,787
United Pan-Europe Communications
 NV (Netherlands)	22,000	 	2,814,535
	Total Communication Services	86,006,283
Consumer Basics - 4.6%
Asahi Breweries, Ltd. (Japan)	378,000
	4,136,283
Cadbury Schweppes PLC (United Kingdom)	389,386
	 	2,346,078
Diageo PLC (United Kingdom)	411,776
	3,285,801
Gallaher Group PLC (United Kingdom)	259,754
	1,090,910
Heineken NV (Netherlands)	88,150
	4,299,593
Kao Corp. (Japan)	189,000	 	5,392,336
Roche Holdings AG (Switzerland)	623
	7,394,775
Tesco PLC (United Kingdom)	513,700
	1,559,985
Unilever PLC (United Kingdom)	375,228
	2,757,781
	Total Consumer Basics	32,263,542
Consumer Durable Goods - 9.1%
DaimlerChrysler AG (Germany)	55,792
	4,338,798
Electrolux AB, Series B (Sweden)	192,800
	4,848,889
GKN PLC (United Kingdom)	108,100
	1,770,585
Matsushita Electric Ind. (Japan)	147,000
	4,071,743
Michelin, Class B, registered shares (France)
	44,500	 	1,748,255
Nissan Motor Co., Ltd. (Japan)*	1,174,000
	4,619,243
Pacific Dunlop, Ltd. (Australia)	1,971,500
	2,790,489
Sharp Corp. (Japan)	455,000
	11,645,542
Sony Corp. (Japan)	90,500
	26,839,092
Volvo AB, Series B (Sweden)	57,300
	1,481,491
	Total Consumer Durable Goods	64,154,127
Consumer Non-Durables - 1.5%
Daiei, Inc.,The (Japan)*	47,000
	186,307
Great Universal Stores PLC (United Kingdom)
	881,501	 	5,125,999
Metro AG (Germany)	77,604
	4,174,511
Toray Ind., Inc. (Japan)	321,000
	1,244,162
	Total Consumer Non-Durables	10,730,979
Consumer Services - 0.4%
Shimano, Inc. (Japan)	158,000
	2,783,596
Energy - 4.1%
BP Amoco PLC (United Kingdom)	588,400
	5,939,506
Ente Nazionale Idrocarburi SpA (Italy)	754,200
	 	4,148,197
Enterprise Oil PLC (United Kingdom)	198,918
	1,349,512
LASMO PLC (United Kingdom)	197,110
	382,070
Shell Transport & Trading Co.,
 registered shares (United Kingdom)	585,247
	4,863,823

Total Fina SA (France)	51,148
	6,826,919
Woodside Petroleum Ltd. (Australia)	729,350
	5,386,707
	Total Energy	28,896,734
Entertainment & Leisure - 3.4%
Canal Plus (France)	53,720
	7,819,592
Carlton Communications PLC (United Kingdom)
	476,559	 	4,641,808
Club Mediterranee SA (France)*	26,548
	3,070,110
Nintendo Corp., Ltd. (Japan)	18,000
	2,991,485
Reuters Group PLC (United Kingdom)	377,795
	5,248,170
	Total Entertainment & Leisure	23,771,165
Finance - 19.8%
Allianz AG, (Vinkuliert) (Germany)	18,216
	6,119,685
Allied Zurich AG (United Kingdom)	224,200
	2,643,697
AXA-UAP (France)	37,100	 	5,172,378
Banque Nationale de Paris (France)	59,200
	5,462,575
Bayerische Vereinsbank AG (Germany)	41,993
	2,868,051
Commerzbank AG (Germany)	34,205
	1,255,936
Daiwa Securities Co., Ltd. (Japan)	466,000
	7,293,080
DBS Group Holdings, Ltd. (Singapore)	53,498
	 	876,911
Fuji Bank, Ltd.,The (Japan)	527,000
	5,121,963
Halifax Group PLC (United Kingdom)	352,700
	3,851,283
HSBC Holdings PLC (United Kingdom)	401,583
	5,630,996
Industrial Bank of Japan, Ltd. (Japan)	381,000
	 	3,673,143
ING Groep NV (Netherlands)	90,500
	5,464,439
Istituto Bancario San Paolo di Torino (Italy)
	240,900	 	3,273,625
Li & Fung, Ltd. (Hong Kong)	2,082,000
	5,222,744
Manulife Financial Corp (Canada)	287,600
	3,675,940
Merita Ltd., Class A (Finland)	270,700
	1,595,234
Munchener Rueckvericherungs-Gesellschaft,
 registered shares (Germany)	13,620
	3,454,722
National Westminster Bank PLC (United Kingdom)
	162,000	 	3,480,326
Nikko Securities Co., Ltd., The (Japan)	539,000
	 	6,821,249
Nomura Securities Co., Ltd., The (Japan)	55,000
	 	993,198
Nordbanken Holding AB (Sweden)	246,800
	1,450,229
O/Seas Union Bank (Singapore)	670,811
	3,926,993
Orix Corp., Ltd. (Japan)	43,600
	9,823,549
Oversea-Chinese Banking Corp., Ltd. (Singapore)
	484,300	 	4,448,988
Promise Co. (Japan)	42,080
	2,141,685
Prudential Corp. PLC (United Kingdom)	400,445
	 	7,813,813
Royal & Sun Alliance Insurance Group PLC
 (United Kingdom)	529,818	 	3,970,982
Sakura Bank (Japan)	488,000
	2,827,601
Standard Chartered PLC (United Kingdom)	207,001
	 	3,293,532
Sumitomo Trust and Banking Co. (Japan)	736,000
	 	4,970,539
Svenska Handelsbanken, Series A (Sweden)	237,400
	 	2,985,286
United Overseas Bank, Ltd. (Singapore)	520,608
	 	4,594,979
Zurich Allied AG (Switzerland)	6,115
	3,487,044
	Total Finance	139,686,395
General Business - 4.9%
ABB AG (Switzerland)	47,477
	5,806,786
Canon Inc. (Japan)	192,000
	7,629,637
Citic Pacific, Ltd. (Hong Kong)	475,000
	1,784,267
Granada Group (United Kingdom)	578,600
	5,841,329
Nichii Gakkan Co. (Japan)	4,000	 	782,617
Nichii Gakkan Co., Restricted
 Bonus Shares (Japan)	2,000	 	361,750
Reed International (United Kingdom)	497,600
	3,737,546
Suez Lyonnaise des Eaux (France)	20,900
	3,349,629
Vivendi (France)	60,481	 	5,461,973
	Total General Business	34,755,534
Health Care - 5.3%
AstraZeneca Group PLC (United Kingdom)	120,369
	 	5,000,793
Aventis SA (France)	146,548
	8,503,204
Chugai Pharmaceutical Co., Ltd. (Japan)	300,000
	 	3,244,592
Novartis AG, registered shares (Switzerland)
	1,799	 	2,641,501
Sankyo Co., Ltd. (Japan)	149,000
	3,062,543
Schering AG (Germany)	24,162
	2,920,750
SmithKline Beecham Unit PLC (United Kingdom)
	528,709	 	6,704,086
Yamanouchi Pharmaceutical Co., Ltd. (Japan)
	147,000	 	5,136,439
	Total Health Care	37,213,908
Real Estate - 0.5%
Mitsubishi Estate Co., Ltd. (Japan)	217,000
	2,117,539
Mitsui Fudosan Co., Ltd. (Japan)	231,000
	1,564,569
New World China Land, Ltd. (Hong Kong)	1,988
	736
	Total Real Estate	3,682,844
Technology - 4.9%
British Aerospace PLC (United Kingdom)	827,276
	 	5,438,737
Fujitsu Ltd. (Japan)	66,000
	3,010,277
Nec Corp. (Japan)	265,000	 	6,315,699
Philips Electronics NV (Netherlands)	39,932
	 	5,430,440
STMicroelectronics NV (Netherlands)*	17,978
	 	2,767,228
TDK Corp. (Japan)	83,000	 	11,462,564
	Total Technology	34,424,945
Transportation - 2.2%
Canadian National Railway Co. (Canada)	133,400
	 	3,510,088
Deutsche Lufthansa AG (Germany)*	180,900
	4,209,503
East Japan Railway Co. (Japan)	531
	2,863,668
Eurotunnel SA (France)*	1,855,931
	2,187,399
Railtrack Group PLC (United Kingdom)	145,172
	 	2,438,761
	Total Transportation	15,209,419
Utilities - 2.0%
British Energy PLC (United Kingdom)	387,762
	2,228,247
Endesa SA (Spain)	256,600	 	5,094,757
National Power PLC (United Kingdom)	213,224
	1,229,582
Veba AG (Germany)	117,807	 	5,725,965
	Total Utilities	14,278,551
Total Common Stocks
	(cost $480,534,724)	667,120,589
Corporate Bonds - 0.1%
Transportation - 0.1%
British Aerospace PLC, 7.450%,
 11/30/03 (United Kingdom)
	(cost $36,063)	51,757	 	81,513

Short-Term Investments - 5.9%
Other Investment Companies - 1.3%**
Calvert Cash Reserves Institutional
 Prime Fund, 6.06%	7,663,068
	7,663,068
JPM Prime Money Market Fund, 5.50% 	1,856,685
	1,856,685
	Total Other Investment Companies
	9,519,753



Repurchase Agreement - 4.6%
State Street Bank & Trust Co., dated 12/31/99,
	due 01/03/00, 2.800%, total to be received
	$32,189,509 (secured by $32,545,000 FNMAs
	6.00%, due 09/24/00 market value
	$28,783,469), at cost	32,182,000
	32,182,000
Total Short-Term Investments
	(cost $41,701,753)
	41,701,753

Total Investments - 100.7%
	(cost $522,272,540)
	708,903,855
Other Assets, less Liabilities - (0.7)%
	(4,694,912)
Net Assets - 100.0%	704,208,943

Note:	Based on the cost of investments of
$530,167,413 for federal income tax purposes at
December 31, 1999, the aggregate gross unrealized
appreciation and depreciation was $198,946,740 and
$20,210,298, respectively, resulting in net
unrealized appreciation of investments of
$178,736,442.
	*	Non-income-producing securities.
company represents the December 31, 1999, seven-
day average yield, which refers to the sum of the
previous seven days' dividends paid, expressed as
an annual percentage.
Investments Abbreviations:
ADR:	Securities whose value is determined or
significantly influenced by trading on exchanges
not located in the United States or Canada.  ADR
after the name of a holding stands for American
Depositary Receipt, representing ownership of
foreign securities on deposit with a domestic
custodian bank.  Sponsored ADRs are initiated by
the underlying foreign company.
Registered shares: A security whose owner has been
recorded with its issuer or issuer's registrar.
Bearer shares: A security owned by a holder who is
not registered upon the issuer's books.
FNMA:	Federal National Mortgage Association




Managers Emerging Markets Equity Fund
Schedule of Portfolio Investments
December 31, 1999

Common Stocks - 94.6%
Basic Industries - 13.3%
Aksigorta AS (Turkey)	5,700,000	 	346,792
Alfa SA, Series A (Mexico)*	25,000
	117,414
Antofagasta PLC (United Kingdom)	2,638
	18,323
BorsodChem Rt. (Hungary)*	4,000	 	163,921
Companhia Vale do Rio Doce,
 Sponsored ADR (Brazil)	7,600	 	211,875
Hindalco Industries, Ltd.,
 Sponsored GDR (India)(a)	7,500	 	174,375
KGHM Polska Miedz SA (Poland)	35,000
	220,073
Pohang Iron & Steel Co., Ltd. (South Korea)
	1,350	 	148,613
PT Indah Kiat Pulp & Paper Corp. (Indonesia)*
	250,000	 	98,390
Siderca S.A.I.C. (Argentina)	75,000
	157,523
	Total Basic Industries	1,657,299
Capital Goods - 12.8%
Barlow, Ltd. (South Africa)	24,000
	172,738
Benpres Holdings Corp. (Philippines)*
	1,300,000	 	196,774
Gujarat Ambuja Cements, Ltd.,
 Sponsored GDR (India)	24,000	 	180,000
Hon Hai Precision Ind. (Taiwan)*	28,000
	208,762
Orascom Construction Inds. (Egypt)	16,000
	329,752
Phoenixtec Power Co., Ltd. (Taiwan)	115,000
	221,682
Samsung Electronics Ltd., GDR
 representing 1/2 voting Shares (South Korea)(a)
	2,386	 	289,303
	Total Capital Goods	1,599,011
Communication Services - 22.1%
Asia Satellite Telecommunications
 Holdings, Ltd. (Hong Kong)	68,000
	214,755
China Telecom Ltd., Sponsored ADR (Hong Kong)*
	2,000	 	257,125
Grupo Televisa SA, Sponsored GDR (Mexico)*
	3,500	 	238,875
Hellenic Telecommunications
 Organization SA (Greece)	10,000
	236,802
Philippine Long Distance Telephone Co.,
 Sponsored ADR (Philippines)	8,100	 	209,588
PT Indosat (Persero) TBK,
 Sponsored ADR (Indonesia)	9,000	 	194,625
SK Telecom Co., Ltd.,
 Sponsored ADR (South Korea)	9,000	 	345,375
Telecomunicacoes Brasileiras SA,
 Preferred Sponsored ADR (Brazil)	850	 	13
Telecomunicacoes Brasileiras SA,
 Telebras, Sponsored ADR (Brazil)	2,050
	263,425
Telefonica de Argentina SA,
 Sponsored ADR (Argentina)	2,400	 	74,100
Telefonica del Peru SA, Sponsored ADR (Peru)
	13,000	 	173,875
Telefonos de Mexico SA, Sponsored ADR (Mexico)
	2,000	 	225,000
Telekomunidacja Polksa SA, GDR (Poland)(a)
	25,000	 	161,250
Videsh Sanchar Nigam, Ltd.,
 Sponsored GDR (India)(a)	5,800	 	141,810
	Total Communication Services	2,736,618
Computer Software - 0.4%
Prokom Software, GDR (Poland)(a)	3,000
	46,200
Consumer Basics - 4.5%
Efes Sinai Yatirim Holdings AS,
 Sponsored GDR (Turkey)	46,410	 	64,974
Fomento Economico Mexica, UBD (Mexico)	29,000
	 	129,467
Fomento Economico Mexicano SA,
 Sponsored ADR (Mexico)	1,600	 	71,200
Illovo Sugar, Ltd. (South Africa)	150,000
	179,123
Mavesa, SA (Venezuela)	36,000	 	110,250
	Total Consumer Basics	555,014
Consumer Non-Durables - 1.2%
Shinsegae Department Store Co. (South Korea)
	2,600	 	131,431
Shinsegae Department Store Co.,
 Preferred (South Korea)	454	 	23,790
	Total Consumer Non-Durables	155,221
Energy - 5.7%
Perez Companc SA, Sponsored ADR (Argentina)
	7,000	 	71,688
Petroleo Brasileiro SA, Sponsored ADR (Brazil)
	10,300	 	264,174
Surgutneftegaz Jsc (Russia)	22,000
	374,000
	Total Energy	709,862
Entertainment & Leisure - 2.4%
Embratel Participacoes SA,
 Sponsored ADR (Brazil)*	10,850
	295,663
Finance - 16.4%
Banco Frances SA, Sponsored ADR (Argentina)
	6,400	 	151,605
Bank Leumi Le-Israel (Israel)	92,000
	193,540
Chinatrust Commmercial Bank (Taiwan)*	119,480
	 	138,952
Commercial Bank of Greece (Greece)	2,470
	188,510
Housing & Commercial Bank, Korea,
 Sponsored GDR (South Korea)(a)	7,000
	205,450
Liberty Life Association of
 Africa, Ltd. (South Africa)	10,000
	115,353
OTP Bank Rt. (Hungary)	4,000	 	234,321
Public Bank Berhard (Malaysia)	228,000
	236,400
Uniao de Bancos Brasileiros SA, (Unibanco),
 Sponsored GDR (Brazil)	8,800	 	265,100
Yapi ve Kredi Bankasi AS (Turkey)	10,000,000
	308,813
	Total Finance	2,038,044
General Business - 1.6%
Chilectra SA, Sponsored ADR (Chile)(a)	10,000
	 	204,100
Health Care - 3.2%
Pliva d.d., registered shares GDR (Croatia)
	13,000	 	166,400
Richter Gedeon Rt., Sponsored GDR (Hungary)
	3,500	 	228,375
	Total Health Care	394,775
Real Estate - 0.8%
Corporacion GEO, SA de CV (Mexico)	25,000
	94,195
Technology - 8.7%
Orckit Communications, Ltd. (Israel)*	6,500
	223,031
Shin Corp.s Public Co., Ltd. (Thailand)	29,000
	 	274,101
Siliconware Precision Industries Co. (Taiwan)*
	129,350	 	329,712
Taiwan Semiconductor Manufacturing Co. (Taiwan)*
	49,200	 	261,794
	Total Technology	1,088,638
Utilities - 1.5%
Huaneng Power International, Inc. (Hong Kong)
	764,000	 	181,823
Total Common Stocks
	(cost $8,482,596)			11,756,463
Short-Term Investments - 6.4%
Other Investment Companies - 4.5%**
Calvert Cash Reserves Institutional
 Prime Fund, 6.06%*** 	400,067	 	400,067
JPM Prime Money Market Fund, 5.50%	164,575
	164,575
	Total Other Investment Companies	564,642


Repurchase Agreement - 1.9%
State Street Bank & Trust Co., dated 12/31/99,
	due 01/03/00, 2.500%, total to be received
	$239,050 (secured by $245,000 FNMAs 5.86%,
	due 11/07/00 market value $245,919), at cost
	239,000	 	239,000
Total Short-Term Investments
	(cost $803,642)			803,642
Total Investments - 101.0%
	(cost $9,286,238)			12,560,105
Other Assets, less Liabilities - (1.0)%
	(126,129)
Net Assets - 100.0%	12,433,976

Note:	Based on the cost of investments of
$9,286,238 for federal income tax purposes at
December 31, 1999, the aggregate gross unrealized
appreciation and depreciation was $3,603,835 and
$329,968, respectively, resulting in net
unrealized appreciation of investments of
$3,273,867.
	*	Non-income-producing securities.
	**	Yields shown for each investment
company represents the December 31, 1999, seven-
day average yield, which refers to the sum of the
previous seven days' dividends paid, expressed as
an annual percentage.
	(a)	Security exempt from registration
under Rule 144A of the Securities Act of 1933.
This security may be resold in transactions exempt
from registration, normally to qualified buyers.
At December 31, 1999, the value of these
securities amounted to $1,222,488, or 9.8% of net
assets.
Investments Abbreviations:
ADR/GDR:	Securities whose value is determined
or significantly influenced by trading on
exchanges not located in the United States or
Canada.  ADR after the name of a holding stands
for American Depositary Receipt, representing
ownership of foreign securities on deposit with a
domestic custodian bank; a GDR (Global Depositary
Receipt) is comparable, but foreign securities are
held on deposit in a non-U.S. bank.  Sponsored
ADR/GDRs are initiated by the underlying foreign
company.
Registered shares: A security whose owner has been
recorded with its issuer or issuer's registrar.
FNMA:	Federal National Mortgage Association


The Managers Funds
Statements of Assets and Liabilities
December 31, 1999


Managers		Managers
International		Emerging Markets
Equity		Equity
 Fund 		 Fund
Assets:
Investments at value*			 708,903,855
 12,560,105
Cash			 4,336 			 1,048

Foreign currency (cost $1,741,975 and $35,385)
 1,732,190 			 34,362
Receivable for Fund shares sold
1,063,751 			 20,576
Deferred organization expenses	 6,587
Dividends, interest and other receivables
 512,994 			 113
Foreign withholding tax receivable	 515,617
Prepaid expenses			 44,730
 2,115

Total assets		 712,777,473
 12,624,906

Liabilities:
Payable for Fund shares repurchased
5,777,310 			 78,334
Payable for investments purchased
1,732,169 			 74,294
Accrued expenses:
Investment advisory and
management fees	 520,927 			 7,072
Administrative fees		 144,702

Other		 393,422 			 31,230

Total liabilities		 8,568,530
190,930

Net Assets	 704,208,943 		 12,433,976

Shares outstanding
11,995,547 			 847,581

Net asset value, offering and redemption

price per share			 58.71
 14.67

Net Assets Represent:
Paid-in capital	 517,044,974 	 8,642,891
Distribution in excess of net investment income
 (5,436,587)
Accumulated net realized gain from investments

and foreign currency transactions
6,000,958 			 518,241
Net unrealized appreciation of investments

and foreign currency contacts and translations
 186,599,598 			 3,272,844

Net Assets				 704,208,943
 12,433,976

*Investments at cost			 522,272,540
 9,286,238





The Managers Funds
Statements of Operations
For the year ended December 31, 1999
Managers			Managers
International			Emerging Markets
Equity			Equity
 Fund 			 Fund
Investment Income:
Dividend income				12,110,619
175,637
Interest income	1,611,041 	6,941
Foreign withholding tax	(1,266,146)
(22,735)

Total investment income			12,455,514
159,843

Expenses:
Investment advisory and management fees
5,431,401 			82,718
Administrative fees
1,508,722 			17,982
Transfer agent				541,542
31,308
Custodian				775,785
16,741
Professional fees				75,579
17,407
Registration				49,309
10,184
Insurance				45,972
222
Trustees				41,747
515
Amortization of organization expense
	2,128
Miscellaneous				66,878
1,759

Total expenses before reductions/waiver
8,536,935 			180,964
Less: Fee waivers
(46,754)
Expense reductions		(68,230)
(948)

Net expenses				8,468,705
133,262

Net investment income			3,986,809
26,581

Net Realized and Unrealized Gain (Loss):

Net realized gain on investment transactions
40,806,502 			1,128,051
Net realized loss on foreign currency contracts

and transactions			(5,489,456)
(12,545)
Net unrealized appreciation of investments
107,844,911 			3,932,230
Net unrealized appreciation (depreciation) from
foreign currency contracts and translations
1,530,824 			(104)

Net realized and unrealized gain
144,692,781 			5,047,632

Net Increase in Net Assets
Resulting from Operations	148,679,590
5,074,213



The Managers Funds
Statements of Changes in Net Assets


Managers International Equity Fund
Managers Emerging Markets Equity Fund

For the			For the
For the			For the period
year ended			year ended
year ended			February 9, 1998* to

December 31, 1999			December 31, 1998
December 31, 1999			December 31, 1998

Increase (Decrease) in Net Assets
From Operations:
Net investment income (loss)
3,986,809 			5,246,831
26,581 			(3,202)
Net realized gain (loss) on
investments and foreign
currency transactions			35,317,046
31,069,730 			1,115,506
(606,302)
Net unrealized appreciation
(depreciation) of

investments and foreign
currency translations			109,375,735
31,976,004 			3,932,126
(659,282)
Net increase (decrease)
in net assets resulting
from operations		148,679,590
68,292,565 			5,074,213
(1,268,786)

Distributions to Shareholders:
From net investment income
(4,081,802)			(4,019,280)
(25,422)
From net realized gain
on investments			(24,490,724)
(32,137,834)
Total distributions
to shareholders		(28,572,526)
(36,157,114)			(25,422)
From Capital Share Transactions:
Proceeds from sale of shares
1,092,699,983 			744,729,587
7,151,953 			8,313,314
Net asset value of shares issued
in connection with reinvestment
of dividends and distributions
22,987,277 			31,404,010
21,982
Cost of shares repurchased	(1,084,411,449)
(642,067,138)			(4,466,024)
(2,367,254)
Net increase from
capital share transactions		31,275,811
134,066,459 			2,707,911
5,946,060
Total increase in net assets		151,382,875
166,201,910 			7,756,702
4,677,274

Net Assets:

Beginning of period
552,826,068 			386,624,158
4,677,274
End of period				704,208,943
552,826,068 			12,433,976
4,677,274

End of period undistributed
(overdistributed) net
investment income				(5,436,587)
(1,169,364)
Share Transactions:

Sale of shares				21,214,217
15,011,971 			695,855
916,005
Shares issued in connection
with reinvestment of
dividends and distributions			399,154
647,906 			1,532

Shares repurchased
(20,935,298)			(12,824,573)
(453,848)			(311,963)
Net increase in shares			678,073
2,835,304 			243,539
604,042
*Commencement of operations.


Managers International Equity Fund
Financial Highlights
For a share of capital stock outstanding throughout the year.

Year ended December 31,
1999 				1998
1997				1996 			1995

Net Asset Value,
Beginning of Year					$48.85
$45.58 				$43.69
$39.97 			$36.35
Income from

Investment Operations:

Net investment income
0.35 				0.54
0.42 				0.32 			0.31(a)

Net realized and unrealized
gain on investments				11.96
6.06 				4.27
4.76 			5.59
Total from investment
operations		12.31
6.60 				4.69
5.08 			5.90

Less Distributions to
Shareholders from:
Net investment income
(0.35)				(0.37)
(0.65)				(0.33)
(0.13)
Net realized gain on

investments				(2.10)
(2.96)				(2.15)
(1.03)			(2.15)

Total distributions to
shareholders		(2.45)
(3.33)				(2.80)
(1.36)			(2.28)

Net Asset Value,
End of Year					$58.71
 $48.85 				$45.58
 $43.69 			$39.97

Total Return
 25.28%				14.54%
10.83%				12.77%
16.24%
Ratio of net expenses
to average net assets
1.40%(b)				1.41%(b)
1.45%(b)				1.53%
1.58%

Ratio of net investment income
to average net assets
0.66%				1.05%
0.75%				0.97%			0.80%

Portfolio turnover
 43%				56%
37%				30%			73%

Net assets at end of year
(000's omitted)					$704,209
$552,826 				$386,624
$269,568 			$140,488

 (a)		Calculated using the average shares
outstanding during the year.
(b)		The Fund has entered into arrangements
with unaffiliated broker-dealers who have paid a portion of the Fund's expenses. In addition, the Fund has received credits against its custodian expense for uninvested overnight cash balances.
Absent these expense reductions, the annualized ratio of expenses to average net assets for the years ended December 31, 1999, 1998 and 1997 would have been 1.41%, 1.42%, and 1.45%, respectively.
(See Note 1c of Notes to Financial Statements.)


Managers Emerging Markets Equity Fund
Financial Highlights
JFor a share of capital stock outstanding throughout each period

For the		For the period
year ended			February 9, 1998*
December 31, 1999		to December 31, 1998

Net Asset Value, Beginning of Period
 $7.74 	 $10.00
Income from Investment Operations:
Net investment income (loss)	0.03 		(0.01)
Net realized and unrealized gain (loss)
on investments	6.93 		(2.25)

Total from investment operations
6.96 						(2.26)


Less Distributions to Shareholders
 from net investment income	(0.03)
	--

Net Asset Value, End of Period		 $14.67
 $7.74

Total Return (b)		90.06%	(22.60)%(c)


Ratio of net expenses to average net assets
	1.85%						2.54%(d)


Ratio of net investment income (loss) to
average net assets	0.37%		(0.09)%(d)


Portfolio turnover 119%		89%(c)

Net assets at end of period (000's omitted)
$12,434 		$4,677

Expense Waiver/Reduction (a)

Ratio of total expenses to average net assets
2.52%						3.57%(d)
Ratio of net investment income (loss) to
average net assets
(0.29)%
(1.11)%(d)

 (a)		Ratio information assuming no waiver
of investment advisory and management fees or administration fees and no reduction of custodian expenses due to credits received for uninvested cash balances. (See Notes 1c and 2 of Notes to Financial Statements.)


(b)		The total return would have been lower
had certain expenses not been reduced during the
periods shown.
 (c)		Not annualized.

(d)		Annualized.


* Commencement of operations.


The Managers Funds
Notes to Financial Statements
December 31, 1999


(1)	Summary of Significant
	Accounting Policies
The Managers Funds (the "Trust") is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Currently the Trust is comprised of 9 investment series. Included in this report are Managers International Equity Fund
("International Equity") and Managers Emerging
Markets Equity Fund ("Emerging Markets Equity"), collectively the "Funds."

The Funds' financial statements are prepared in accordance with accounting principles generally accepted in the United States which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(a)	Valuation of Investments
Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, at last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted sales price, or, lacking any sales, at the last quoted bid price. Fixed income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.
Short-term investments, having a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market.
Investments in other regulated investment companies are valued at their end of day net asset value per share. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

(b)	Security Transactions
Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

(c)	Investment Income
	and Expenses
Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of withholding tax. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums when required for federal income tax purposes. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received.
Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their average net assets.

International Equity had certain portfolio trades directed to various brokers who paid a portion of the Fund's expenses. For the year ended December
31, 1999, International Equity's custody expenses were reduced by $67,243 under this arrangement.


In addition, each of the Funds has a "balance credit" arrangement with the custodian bank whereby the Fund is credited with an interest factor equal to 0.75% of the nightly Fed Funds rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Fund. For the year ended December 31, 1999, the custody expenses for International Equity and Emerging Markets Equity were reduced by $987 and $948, respectively, under these arrangements.

(d)	Dividends and Distributions
Dividends resulting from net investment income, if any, normally will be declared and paid annually for the Funds. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency related transactions, losses deferred due to wash sales and equalization accounting for tax purposes. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(e)	Organization Costs
	(Emerging Markets
	Equity only)
Organization and registration related costs of $10,588 have been deferred and are being amortized over a period of time not to exceed 60 months from the commencement of operations on February 9, 1998.

(f)	Repurchase Agreements
Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(g)	Federal Taxes
Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of
1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

(h)	Capital Stock
The Trust's Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value.
Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At December 31, 1999, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds:
International Equity- two own 41% combined; and Emerging Markets Equity- one owns 30%.

(i)	Foreign Currency Translation
The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates.
Purchases and sales of foreign investments and income and expenses are converted into U.S.
dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain
(loss) on foreign currency transactions represent:
(1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operation resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held.
Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2)	Agreements and Transactions
	with Affiliates
Effective April 1, 1999, the Trust entered into a
Fund Management Agreement under which The Managers
Funds LLC (the "Investment Manager"), formerly The
Managers Funds, L.P. and now a subsidiary of Affiliated Managers Group, Inc. ("AMG"), provides or oversees investment advisory and management services to the Funds. The Investment Manager selects portfolio managers for each Fund (subject to Trustee approval), allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results. Each
Fund's investment portfolio is managed by one or more portfolio managers who serve pursuant to Portfolio Management Agreements with the
Investment Manager and the Fund. Certain Trustees and Officers of the Funds are Officers of the Investment Manager and of AMG.

Investment advisory and management fees are paid
directly by each Fund to The Managers Funds LLC
based on average daily net assets. The annual
investment advisory and management fee rates, as a
percentage of average daily net assets for are as
follows:
	Investment Advisory
Fund	and Management Fee
International Equity	0.90%
Emerging Markets Equity	1.15%*

*For the year ended December 31, 1999, the Investment Manager voluntarily waived its portion of the investment advisory and management fee, amounting to $28,772, or 0.40% on an annualized basis.

Effective April 1, 1999, the Trust entered into an
Administration and Shareholder Servicing Agreement under which The Managers Funds LLC serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders.
During the year ended December 31, 1999,
International Equity paid a fee to the
Administrator at the rate of 0.25% per annum of the Fund's average daily net assets. With respect to Emerging Markets Equity, the Administrator is entitled to a fee at a rate of 0.25% per annum of the Fund's average daily net assets. For the year ended December 31, 1999, the Administrator voluntarily waived its entire administrative fee amounting to $17,982.

Rexiter Capital Management Ltd., the portfolio manager for Emerging Markets Equity, is an affiliate of the Fund's custodian and transfer agent, and pursuant to its Portfolio Management
Agreement, is entitled to receive a fee from the Investment Manager not to exceed 0.75% of the average daily net assets.

Effective April 1, 1999, the aggregate annual fee paid to each outside Trustee for serving as a Trustee of the Trust is $16,000. In addition, the fees that the Trustees receive for attendance at in-person and telephonic meetings are $1,000 and $500 per meeting, respectively. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees and expenses paid by the Trust.

(3)	Purchases and Sales
	of Securities
Purchases and sales of securities, excluding
short-term securities, for the year ended December
31, 1999, were as follows:
Fund	Purchases	Sales
International Equity	$243,132,360
	$264,788,343
Emerging Markets
 Equity	10,638,493	8,165,586

There were no purchases or sales of U.S.
Government securities by either Fund.

(4)	Foreign Securities
There are certain considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Funds' investments in emerging market countries may involve greater risks than investments in more developed markets. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risks, adverse political and economic developments and possible adverse foreign government intervention. Securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United
States.

(5)	Forward Foreign
	Currency Contracts
During the year ended December 31, 1999,
International Equity invested in forward foreign currency exchange contracts. These investments may involve greater market risk than the amounts disclosed in the Fund's financial statements.

A forward foreign currency exchange contract is an agreement between the Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates.
The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.


The Funds may invest in non-U.S. dollar
denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S.
dollar.

(6)	Tax Information
Pursuant to Section 852 of the Internal Revenue
Code, International Equity designated $32,421,362 as 20% capital gain distributions for the year ended December 31, 1999. Emerging Markets Equity had no capital gain distribution for the year ended December 31, 1999.





Report of Independent Accountants


To the Trustees of The Managers Funds and the
Shareholders of
Managers International Equity Fund
and Managers Emerging Markets Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers International Equity Fund and Managers
Emerging Markets Equity Fund (two of the series constituting The Managers Funds, hereafter referred to as the "Funds"), at December 31, 1999, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December
31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2000



FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

CUSTODIAN

State Street Bank and Trust
 Company
1776 Heritage Drive
North Quincy, Massachusetts
 02171

LEGAL COUNSEL

Swidler Berlin Shereff
 Friedman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT

Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective prospectus.

THE MANAGERS FUNDS

EQUITY FUNDS:
----------------
INCOME EQUITY FUND
  Scudder Kemper Investments, Inc.
  Chartwell Investment Partners, L.P.

CAPITAL APPRECIATION FUND
  Essex Investment Management
  Co., LLC
  Roxbury Capital Management, LLC

SPECIAL EQUITY FUND
  Liberty Investment Management
  Pilgrim Baxter & Associates, Ltd.
  Westport Asset Management, Inc.
  Kern Capital Management, LLC

INTERNATIONAL EQUITY
  FUND
  Scudder Kemper Investments, Inc.
  Lazard Asset Management Co.

EMERGING MARKETS
  EQUITY FUND
  Rexiter Capital Management Limited

INCOME FUNDS:
------------------------

MONEY MARKET FUND
  J.P. Morgan Investment Management Inc.

SHORT AND INTERMEDIATE
  BOND FUND
  Standish, Ayer & Wood, Inc.

BOND FUND
  Loomis, Sayles & Company, L.P.

GLOBAL BOND FUND
  Rogge Global Partners


www.managersfunds.com